[USAA                    USAA CORNERSTONE STRATEGY FUND
EAGLE                     SUPPLEMENT DATED JULY 9, 2007
LOGO (R)]                   TO THE FUND'S PROSPECTUS
                              DATED AUGUST 1, 2006
                             AS AMENDED AND RESTATED
                                 APRIL 27, 2007


This supplement describes important changes affecting the USAA Cornerstone Strategy Fund (the Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (the Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). The Board approved a proposal by IMCO to enter into a subadvisory agreement with
Quantitative Management Associates LLC (QMA) to replace MFS Investment Management with respect to a portion of the Fund's international stocks investment category.

QMA expects to realign a portion of the Fund to reflect its proprietary investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. Any capital gains experienced or realized for this transition will impact the 2007 distributions.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED AUGUST 1, 2006 AS AMENDED AND RESTATED APRIL 27, 2007 IS REVISED AS FOLLOWS.

DELETE THE SECOND PARAGRAPH UNDER "WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY" ON PAGE 2 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     We are the Fund's investment adviser. We manage portions of the U.S. stocks and international stocks investment categories that are invested in exchange-traded funds (ETFs). We also manage the bonds and money market instruments, the precious metals and minerals securities, and the real estate securities investment categories of the Fund. We have retained Credit Suisse Asset Management, LLC (Credit Suisse) to serve as subadviser for a portion of the U.S. stocks investment category of the Fund,
     Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadviser for a portion of the U.S. stocks and international stocks investment categories of the Fund, and Quantitative Management Associates LLC (QMA) ) to serve as subadviser for a portion of the interntional stocks investment category of the Fund.

DELETE THE LAST PARAGRAPH IN THE SECOND COLUMN ON PAGE 4 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     This may be particularly true for the period prior to December 1, 2005, which is the date on which Batterymarch assumed day-to-day management of a portion of the U.S. stocks and international stocks investment categories of the Fund; October 2, 2006, which is the date on which Credit Suisse assumed day-to-day management of a portion of the U.S. stocks investment category of the Fund; and July 9, 2007, which is the date on which QMA assumed day-to-day management of a portion of the international stocks investment category of the Fund. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's assets.

DELETE THE FIRST AND SECOND PARAGRAPHS UNDER THE QUESTION "HOW ARE THE DECISIONS TO BUY AND SELL INTERNATIONAL STOCKS MADE?" ON PAGE 8 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     With respect to the portion of the Fund's assets managed by QMA, QMA uses an objective, quantitative approach to investing. QMA believes that different valuation criteria have varying levels of predictive strength depending on a stock's projected earnings growth rate. As a result, QMA's stock selection process focuses on valuation measures for stocks with slow earnings growth, and factors related to future earnings for stocks with fast earnings growth.

     QMA's investment process combines active stock selection and risk management and is designed to add value primarily through stock selection rather than sector, industry, or country allocations. QMA invests in both value and growth stocks, providing style-neutral, core exposure to non-U.S. stocks.

     QMA seeks long-term growth of capital by investing in securities that it believes will increase in value over a period of years and will outperform the general international equity market (MSCI EAFE). QMA seeks to achieve this objective through investments in equity securities of non-U.S. companies.

     The investable universe of non-U.S. stocks is ranked according to projected earnings growth rates, ranging from slow growth to fast growth. Different quantitative models are applied to each category of stocks to calculate an expected return over the benchmark for each stock in the universe.

     A separate model identifies a recommended or "optimal portfolio." The optimal portfolio is the combination of stocks that is expected to generate the highest expected return while minimizing expected tracking error versus the benchmark.

     The portfolio management team meets daily to review data integrity, model structure, and portfolio characteristics, and to discuss buy and sell transactions. While the model drives the majority of investment decisions, the team may override the model when data is questionable or if recent events are not reflected in the model output, such as a recent company restructuring.

     QMA's portfolios are typically highly diversified, consisting of small, active positions in a large number of stocks. Various limits are placed on the security, sector, industry, country, and regional weightings versus the benchmark.

DELETE THE FOURTH AND SEVENTH PARAGRAPHS UNDER "FUND MANAGEMENT" ON PAGE 11 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     We have entered into Investment Subadvisory Agreements with Credit Suisse, Batterymarch, and QMA, under which Credit Suisse, Batterymarch, and QMA provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Credit Suisse, Batterymarch, and QMA are compensated directly by IMCO and not by the Fund.

     QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. As of March 31, 2007, QMA managed approximately $61 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $9 billion that QMA allocated to investment vehicles advised by QMA.

DELETE THE SUBSECTION ENTITLED "MFS" UNDER THE INTERNATIONAL STOCKS SECTION OF "PORTFOLIO MANAGERS" ON PAGE 12 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     QMA

     QMA typically follows a team approach in the management of its portfolios. It uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment insights gained from its original research and the seasoned judgment of its investment professionals. The members of QMA's portfolio management team with primary responsibility for subadvising the international portion of the USAA Cornerstone Strategy Fund are listed below.

     MARGARET S. STUMPP, Ph.D. is the Chief Investment Officer of QMA. She is portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection, and portfolio construction for QMA. She joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including THE FINANCIAL ANALYSTS JOURNAL, THE JOURNAL OF PORTFOLIO MANAGEMENT, THE JOURNAL OF INVESTMENT MANAGEMENT, and AWARD PAPERS IN PUBLIC UTILITY ECONOMICS. Education: B.A. cum laude with distinction in Economics, Boston University; and an A.M. and Ph.D. in Economics, Brown University. She has managed the Fund since July 2007.

     TED LOCKWOOD is a Managing Director of QMA. He is responsible for managing portfolios, investment research, and new product development. He joined QMA's predecessor in 1988. Previously, Mr. Lockwood was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Education: summa cum laude with a B.E. in Engineering, Stony Brook University; an M.S. in Engineering and an M.B.A. in Finance, Columbia University. He has managed the Fund since July 2007.

     JOHN VAN BELLE, Ph.D. is a Managing Director of QMA. He manages global balanced portfolios, domestic balanced funds, and equity portfolios for foreign-based full service clients. Previously, Mr. Van Belle was a vice president in Currency Management Consulting Groups at both Bankers Trust and Citibank. He began his career in the research department at the Federal Reserve Bank of New York. Before that he taught Economics and Finance at the University of Virginia and Rutgers Graduate School of Management. He has published numerous articles in the fields of Economics and Finance.
     Education: B.S. in Economics, St. Joseph's College; and Ph.D., University of Virginia. He has managed the Fund since July 2007.



                                                                      67390-0707

[USAA
EAGLE                       USAA GROWTH & INCOME FUND
LOGO (R)]                 SUPPLEMENT DATED JULY 9, 2007
                            TO THE FUND'S PROSPECTUS
                             DATED DECEMBER 1, 2006



This supplement describes important changes affecting the USAA Growth & Income Fund (the Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (the Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). The Board approved a proposal by IMCO to enter into a subadvisory agreement with UBS Global Asset Management (UBS) with respect to a portion of the Fund's portfolio.

UBS expects to realign a portion of the Fund to reflect its proprietary investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. Any capital gains experienced or realized for this transition will impact the 2007 distributions.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2006 IS REVISED AS FOLLOWS.

DELETE THE SECOND PARAGRAPH UNDER "WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY" ON PAGE 2 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), and UBS Global Asset Management (Americas) Inc. (UBS) to serve as subadvisers of the Fund. Wellington Management, Loomis Sayles, BHMS, and UBS are responsible for managing the portion of the Fund's assets attributed to each of them.

DELETE THE LAST PARAGRAPH IN THE SECOND COLUM ON PAGE 3 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     This may be particularly true for the periods prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets attributed to it; March 1, 2006, which is the date on which Loomis Sayles and BHMS assumed day-to-day management of the portion of the Fund's assets attributed to them; and July 9, 2007, which is the date on which UBS assumed day-to-day management of the portion of the Fund's assets attributed to it.

UNDER THE QUESTION "HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?" ON PAGES 5-6 OF THE PROSPECTUS, INSERT THE FOLLOWING INFORMATION AS THE THIRD PARAGRAPH IN THE FIRST COLUMN.

     UBS

     In selecting securities, UBS focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS's assessment of what a security is worth. UBS will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, UBS bases its estimates of value upon economic, industry, and company analysis, as well as upon a company's management team, competitive advantage, and core competencies. UBS then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

     In addition to companies organized in the United States, a U.S. company includes any company organized outside of the United States but which (a) is included in an index tracking the performance of a U.S. securities market; (b) has its headquarters or principal location of operations in the United States; (c) has its primary listing on a securities exchange or market in the United States; or (d) derives a majority of revenues in the United States.

DELETE THE FIRST PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 7 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     We have entered into Investment Subadvisory Agreements with Wellington Management, Loomis Sayles, BHMS, and UBS under which Wellington Management, Loomis Sayles, BHMS, and UBS provide day-to-day discretionary management of the portion of the Fund's assets attributed to them in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

DELETE THE FIFTH PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 7 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. Invested assets of the UBS Global Asset Management Division totaled $726 billion as of December 31, 2006. Assets under management for UBS Global Asset Management (Americas) Inc. totaled $144 billion as of December 31, 2006.

     Wellington Management, Loomis Sayles, BHMS, and UBS are compensated directly by IMCO and not by the Fund.

UNDER "PORTFOLIO MANAGERS" ON PAGES 7-8 OF THE PROSPECTUS, INSERT THE FOLLOWING INFORMATION AFTER THE FIFTH FULL PARAGRAPH ON PAGE 8.

     UBS

     John Leonard, Thomas M. Cole, Thomas Digenan, and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Fund. Mr. Leonard, as the head of the investment management team, oversees the other members of the team, leads the portfolio construction process, and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole, as the director of research for the investment management team, oversees the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Fund's portfolio. Mr. Digenan and Mr. Hazen, as the primary strategists for the investment management team, provide cross-industry assessments and risk management assessments for portfolio construction for the Fund. Information about Messrs. Leonard, Cole, Digenan, and Hazen is provided below.

     John Leonard is the Head of Core Equities and Head of North American Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991. He has managed the Fund since July 2007.

     Thomas M. Cole is Head of Research -- North American Equities and a Managing Director of UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1985. He has managed the Fund since July 2007.

     Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Managing Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. He has managed the Fund since July 2007.

     Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 to 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. He has managed the Fund since July 2007.



                                                                      67391-0707

[USAA                        USAA MUTUAL FUNDS TRUST
EAGLE        (GROWTH AND TAX STRATEGY FUND, BALANCED STRATEGY FUND,
LOGO (R)]              PRECIOUS METALS AND MINERALS FUND,
                           CORNERSTONE STRATEGY FUND,
          EMERGING MARKETS FUND, INTERNATIONAL FUND, WORLD GROWTH FUND,
                  GNMA TRUST, AND TREASURY MONEY MARKET TRUST)

                          SUPPLEMENT DATED JULY 9, 2007
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 2006
                             AS AMENDED AND RESTATED
                                  MARCH 1, 2007

INSERT  THE  FOLLOWING   INFORMATION  AS  A  NEW  PARAGRAPH  UNDER  THE  HEADING
"CONDITIONS OF PURCHASE AND REDEMPTION" ON PAGE 3.

INVESTOR ELIGIBILITY

Effective August 1, 2007, the ability to open a mutual fund account is generally restricted to those people who are eligible for USAA membership. USAA Investment Management Company, the Fund's distributor, reserves the right to open accounts for certain persons not eligible for USAA membership.

DELETE THE FIRST PARAGRAPH UNDER THE SUBHEADING "SUBADVISORY AGREEMENTS" ON PAGE 38 AND REPLACE WITH THE FOLLOWING.

The Manager has entered into Subadvisory Agreements dated July 9, 2007, with Quantitative Management Associates LLC (QMA); dated October 2, 2006, with Deutsche Investment Management Americas Inc. (DeIMA) and Credit Suisse Asset Management LLC (Credit Suisse); and dated August 1, 2006, with the other Subadvisers identified below, under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

INSERT THE FOLLOWING SENTENCE AS THE NEW FIRST SENTENCE OF THE SECOND PARAGRAPH UNDER THE SUBHEADING "SUBADVISORY AGREEMENTS" ON PAGE 38.

The Subadvisory Agreement for the Cornerstone Strategy Fund with respect to QMA will remain in effect until July 8, 2009.

DELETE THE PARAGRAPH WITH RESPECT TO THE CORNERSTONE STRATEGY FUND ON PAGES 38-39 AND REPLACE WITH THE FOLLOWING.

For the Cornerstone Strategy Fund, the Manager has entered into Subadvisory Agreements with Batterymarch, Credit Suisse, and Quantitative Management Associates LLC (QMA). The Manager (not the Fund) pays Batterymarch a fee based on the aggregate net assets that Batterymarch manages in the Cornerstone Strategy Fund, World Growth Fund, and Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned global asset management firm incorporated under Maryland law. The Manager (not the Fund) pays Credit Suisse a fee in the annual amount of 0.15% of the Fund's average daily net assets that Credit Suisse manages. Credit Suisse, located at 466 Lexington Avenue, New York, New York 10017, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. The Manager (not the Fund) pays QMA a fee in the annual amount of 0.25% of the Fund's average daily net assets that QMA manages. QMA is an SEC registered investment adviser that manages equity and balanced portfolios for institutional and retail clients.

DELETE THE PARAGRAPH WITH RESPECT TO THE INTERNATIONAL FUND AND THE WORLD GROWTH FUND ON PAGE 39 AND REPLACE WITH THE FOLLOWING.

For the International Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. Effective January 1, 2006, the Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the World Growth Fund and the International Fund.

For the World Growth Fund, the Manager has entered into Subadvisory Agreements with MFSIM and Batterymarch. Effective January 1, 2006, the Manager (not the
Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the World Growth Fund and the International Fund. The Manager (not the Fund) pays Batterymarch a fee based on the aggregate net assets that Batterymarch manages in the Cornerstone Strategy Fund, World Growth Fund, and Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages.

INSERT THE FOLLOWING INFORMATION AT THE END OF THE CHART ON PAGE 45.

QMA

AS OF MARCH 31,2007

             REGISTERED INVESTMENT COMPANIES     OTHER POOLED INVESTMENT VEHICLES              OTHER ACCOUNTS**
                 NUMBER OF         TOTAL           NUMBER OF              TOTAL         NUMBER OF        TOTAL
                 ACCOUNTS*         ASSETS          ACCOUNTS*             ASSETS         ACCOUNTS*        ASSETS
--------------------------------------------------------------------------------------------------------------------
MARGARET STUMPP      24        $17,040,860,329         26           $7,063,722,306        100       $20,680,033,558
TED LOCKWOOD         29        $25,079,484,280         23           $6,303,314,480         98       $18,992,545,347
JOHN VAN BELLE       21        $16,266,674,940         23           $6,303,314,480         97       $18,922,706,169

"QMA OTHER POOLED INVESTMENT VEHICLES" INCLUDES COMMINGLED INSURANCE COMPANY SEPARATE ACCOUNTS, COMMINGLED TRUST FUNDS AND OTHER COMMINGLED INVESTMENT VEHICLES. "QMA OTHER ACCOUNTS" INCLUDES SINGLE CLIENT ACCOUNTS, MANAGED ACCOUNTS (WHICH ARE COUNTED AS ONE ACCOUNT PER MANAGED ACCOUNT PLATFORM), ASSET ALLOCATION CLIENTS, AND ACCOUNTS OF AFFILIATES.

* ACCOUNTS ARE MANAGED ON A TEAM BASIS. IF A PORTFOLIO MANAGER IS A MEMBER OF A TEAM, ANY ACCOUNT MANAGED BY THAT TEAM IS INCLUDED IN THE NUMBER OF ACCOUNTS AND TOTAL ASSETS FOR SUCH PORTFOLIO MANAGER (EVEN IF SUCH PORTFOLIO MANAGER IS NOT PRIMARILY INVOLVED IN THE DAY-TO-DAY MANAGEMENT OF THE ACCOUNT).

** EIGHT OF THESE ACCOUNTS WITH AGGREGATE ASSETS OF $3,471,560,480 ARE SUBJECT TO PERFORMANCE-BASED ADVISORY FEES.

INSERT THE FOLLOWING INFORMATION RIGHT BEFORE THE HEADING "PORTFOLIO HOLDINGS DISCLOSURE" ON PAGE 56.

QMA

CONFLICTS OF INTEREST: QMA is an indirect, wholly owned subsidiary of Prudential Financial, Inc. and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model. The discretionary clients may be disadvantaged where QMA initiates trading for such clients after it delivers the model investment portfolio to the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of
(i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

COMPENSATION: Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and
2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and
(ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

PORTFOLIO OWNERSHIP: As of June 30, 2007, no portfolio manager of QMA beneficially owned any shares of the USAA Cornerstone Strategy Fund.

                                                                      67464-0707

[USAA                        USAA MUTUAL FUNDS TRUST
EAGLE      (AGGRESSIVE GROWTH FUND, GROWTH FUND, GROWTH & INCOME FUND,
LOGO (R)]     INCOME STOCK FUND, INCOME FUND, SHORT-TERM BOND FUND,
                  MONEY MARKET FUND, SCIENCE & TECHNOLOGY FUND,
                            FIRST START GROWTH FUND,
           INTERMEDIATE-TERM BOND FUND, HIGH-YIELD OPPORTUNITIES FUND,
                              SMALL CAP STOCK FUND,
                      CAPITAL GROWTH FUND, AND VALUE FUND)

                          SUPPLEMENT DATED JULY 9, 2007
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2006
                             AS AMENDED AND RESTATED
                                  MARCH 1, 2007
                                       AND
                           SUPPLEMENTED MARCH 15, 2007


INSERT  THE  FOLLOWING   INFORMATION  AS  A  NEW  PARAGRAPH  UNDER  THE  HEADING
"CONDITIONS OF PURCHASE AND REDEMPTION" ON PAGE 3.

INVESTOR ELIGIBILITY

Effective August 1, 2007, the ability to open a mutual fund account is generally restricted to those people who are eligible for USAA membership. USAA Investment Management Company, the Fund's distributor, reserves the right to open accounts for certain persons not eligible for USAA membership.

DELETE THE FIRST PARAGRAPH UNDER THE SUBHEADING "SUBADVISORY AGREEMENTS" ON PAGE 39 AND REPLACE WITH THE FOLLOWING.

The Manager has entered into Subadvisory Agreements dated July 9, 2007, with UBS Global Asset Management (Americas) Inc. (UBS); dated October 2, 2006, with Credit Suisse Asset Management LLC (Credit Suisse); and dated August 1, 2006, with the other Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

INSERT THE FOLLOWING SENTENCE AS THE NEW FIRST SENTENCE OF THE SECOND PARAGRAPH UNDER THE SUBHEADING "SUBADVISORY AGREEMENTS" ON PAGE 39.

The Subadvisory Agreement for the Growth & Income Fund with respect to UBS will remain in effect until July 8, 2009.

DELETE THE FIRST AND FOURTH PARAGRAPHS WITH RESPECT TO THE GROWTH & INCOME FUND ON PAGE 40 AND REPLACE WITH THE FOLLOWING.

For the GROWTH & INCOME FUND, the Manager has entered into Subadvisory Agreements with Wellington Management Company, LLP (Wellington Management), Loomis Sayles, Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), and UBS. The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979, managing equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

INSERT THE FOLLOWING PARAGRAPH IMMEDIATELY FOLLOWING THE PARAGRAPH REFERENCING BHMS.

The Manager (not the Fund) pays UBS a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that UBS manages. UBS, One North Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

DELETE THE PARAGRAPH WITH RESPECT TO THE VALUE FUND ON PAGE 41 AND REPLACE WITH THE FOLLOWING.

For the Value Fund, the Manager has entered into a Subadvisory Agreement with BHMS. The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion.

INSERT THE FOLLOWING INFORMATION AT THE END OF THE CHART ON PAGE 49.

UBS

As of December 31, 2006

Portfolio Manager          Registered Investment        Other Pooled Investment                    Other Accounts
(Funds managed)                   Companies                     Vehicles
                                            Assets                         Assets                     Assets
                                            Managed                        Managed                    Managed
                      Number             (in millions)  Number           (in millions)    Number   (in millions)
-----------------------------------------------------------------------------------------------------------------
John C. Leonard          16                $3,9141         66             $18,1832           14       $1,8663
Thomas M. Cole           16                $3,9141         66             $18,1832           17       $1,8663
Thomas Digenan           16                $3,9141         66             $18,1832           19       $1,8663
Scott Hazen              16                $3,9141         66             $18,1832           10       $1,8663

(1) One account with a total of approximately $183 million billion has an advisory fee based upon the performance of the account

(2) Three accounts with a total of approximately with $2.217 billion has an advisory fee based upon the performance of the account.

(3) One account with a total of approximately with $273.2 million has an advisory fee based upon the performance of the account.

INSERT THE FOLLOWING INFORMATION RIGHT BEFORE THE HEADING "PORTFOLIO HOLDINGS DISCLOSURE" ON PAGE 59.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

CONFLICTS OF INTEREST: The management of a portfolio and other accounts by a portfolio manager for UBS could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity, such as an initial or secondary public offerings, that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

COMPENSATION: Compensation and benefits programs for UBS are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of UBS's investment professionals with the interests of its clients. Overall compensation can be grouped into four categories:

1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

2. Annual bonus, tied to individual contributions and investment performance.

3. Analyst incentives, tied to performance of model portfolios.

4. UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that UBS's investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns its investment professionals' interests with those of the firm's clients.

Analyst Incentives. Because UBS values its proprietary research, it has designed a compensation system that has made investment analysis a highly regarded career within the firm. Grouped into 12 global sector teams, UBS analysts manage model portfolios in global and local sectors. Portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which the firm evaluates over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. UBS believes that this system closely aligns its analysts' incentives with its clients.

UBS AG equity. Many of UBS's senior investment professionals are required to defer a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS feels this engages its employees as partners in the firm's success, and helps to maximize UBS's integrated business strategy.

PORTFOLIO OWNERSHIP: As of June 30, 2007, no portfolio manager of UBS beneficially owned any shares of the USAA Growth & Income Fund.



                                                                      67465-0707